Exhibit 99.2
1 Fiscal Year 1Q 2013 Supplemental Earnings Information FY 1Q 2013 Supplemental Earnings Information
Forward-Looking Statements 2 FY 1Q 2013 Supplemental Earnings Information Information contained in this supplemental presentation that is not historical by nature constitutes "forward-looking statements" which can be identified by the use of forward-looking terminology such as "believes," "expects," "plans," "intends," "estimates," "projects," "could," "may," "will," "should," or "anticipates" or the negatives thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those relating to the Company's financial and operating prospects, current economic trends, future opportunities, ability to retain existing customers and attract new ones, the Company's acquisition strategy and ability to integrate acquired companies and assets, outlook of customers, strength of competition and pricing, and our acquisition of AboveNet and FiberGate and the benefits thereof, including financial and operating results and synergy benefits that may be realized from the acquisition and the timeframe for realizing those benefits. Other factors and risks that may affect our business and future financial results are detailed in our Annual Report on Form 10-K Item 1A: "Risk Factors." We caution you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. We undertake no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after releasing this supplemental information or to reflect the occurrence of unanticipated events, except as required by law.
Presentation of Certain Consolidated Pro-forma Financial Data 3 FY 1Q 2013 Supplemental Earnings Information Acquisitions have been, and are expected to continue to be, a component of the Company's strategy. In this Supplemental Earnings Information under "Consolidated Financial Data," the Company sets forth its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates for the fiscal quarters impacted by the Company's acquisitions. These pro-forma measures are intended to provide additional information regarding such rates of growth on a more comparable basis than would be provided without such pro-forma adjustments. With regard to the recent acquisitions that impact the financial data reported within this supplemental earnings presentation (i.e. 360Networks, MarquisNet, Arialink, AboveNet, and FiberGate), the Company has calculated its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisition closed. In making such adjustments, the Company made certain pro-forma adjustments to the revenue and Adjusted EBITDA of the acquired entities, which principally include an adjustment related to the fair value of the acquired deferred revenue balance, but do not include cost savings and other synergies that were only realized following completion of the acquisitions. See "Consolidated Historical Reconciliations." The Company provides the pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rate for the fiscal quarters impacted by acquisitions on the slide entitled "Consolidated Financial Data." Similarly, the company presents pro-forma annualized revenue and pro-forma annualized Adjusted EBITDA growth rates for its operating segments. The calculation of the pro-forma growth rates includes both the impact of the aforementioned acquisitions and the impact of transfers between the segments. The pro-forma growth rates, if applicable to the business unit, are presented on slides entitled: "Zayo Bandwidth Financial Data"; "ZFS Financial Data"; and "zColo Financial Data" within the "Financial Data by Business Unit" section of this supplemental earnings presentation.
Non-GAAP Financial Measures The Company provides financial measures that are not defined under generally accepted accounting principles in the United States, or GAAP, including earnings before interest, taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered in isolation or as alternatives to net earnings or any other performance measures derived in accordance with GAAP or as alternatives to cash flows from operating activities as measures of our liquidity. "Adjusted EBITDA" is defined as EBITDA from continuing operations adjusted to exclude transaction costs related to acquisitions, stock- based compensation, and certain non-cash items. Management uses Adjusted EBITDA to evaluate operating performance and this financial measure is among the primary measures used by management for planning and forecasting of future periods. The Company believes that the presentation of Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and makes it easier to compare our results with the results of other companies that have different financing and capital structures. Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA: does not reflect capital expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments; does not reflect changes in, or cash requirements for, our working capital needs; does not reflect the significant interest expense, or the cash requirements necessary to service the interest payments, on our debt; and does not reflect cash required to pay income taxes The Company's computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate Adjusted EBITDA in the same fashion. Because the Company has acquired numerous entities since inception and incurred transaction costs in connection with each acquisition, has borrowed money in order to finance operations, has used capital and intangible assets in the business, and because the payment of income taxes is necessary if taxable income is generated, any measure that excludes these items has material limitations. As a result of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to invest in the growth of the business or as a measure of liquidity. In addition to Adjusted EBITDA, management uses Unlevered Free Cash Flow, which measures the ability of Adjusted EBITDA to cover capital expenditures. Adjusted EBITDA is a performance rather than cash flow measure. Correlating our capital expenditures to our Adjusted EBITDA does not imply that we will be able to fund such capital expenditures solely with cash from operations. Gross profit, defined as revenue less operating costs, excluding depreciation and amortization, is used by management to assess profitability prior to selling, general and administrative expenses, stock-based compensation and depreciation and amortization. The Company also provides invested capital and the ratio of invested capital to Adjusted EBITDA. Management uses invested capital and the invested capital ratio to assess value creation in the business. Tables reconciling such non-GAAP measures are included in the Historical Financial Data & Reconciliations section of this presentation. A glossary of terms used throughout is available under the investor section of the Company's website at http://www.zayo.com/investor- center. 4 FY 1Q 2013 Supplemental Earnings Information
Other Notes Operating Measures This earnings supplement contains operating measures used by the Company in managing the business. Management believes that providing this information enables analysts, investors, and others to obtain a better understanding of the Company's operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance on a standalone and comparative basis. Certain supplemental information provided and related definitions may not be directly comparable to similarly titled items reported by other companies. Further, the Company may, from time to time, revise the calculation or presentation of certain operating measures. For the three months ended March 31, 2011 the Company changed the payback period calculation to include non-recurring network expense. Payback period is defined as the period of time (measured in months) in which the gross profit for a gross new sale is equivalent to the estimated capital expenditures and non-recurring network expense less non-recurring revenue related to the gross new sale booking. The payback period is an approximation of the return on a gross new sale (bookings) and does not include sales costs, allocation of indirect operating expenses, depreciation and amortization, or any cost of capital. Prior periods were not revised. Beginning with the three month period ended March 31, 2011 the operational measures exclude Zayo Enterprise Networks (however because the spin-off of Zayo Enterprise Networks occurred subsequent to March 31, 2011, the financial data does include Zayo Enterprise Networks). The company changed the treatment of Ethernet upgrades in the three months ended June 30, 2011. When a customer increases the amount of Mbs. at the same location, only the net increase in revenue is counted as gross new sales (bookings) and gross installations. In prior periods, the full value of the install and full value of the churn were reported. Prior periods were not revised. Revisions Certain prior period operating measures have been revised to reflect corrections or reclassifications of data. These revisions are not material and have no impact on the Company's reported financial results. Estimates Certain operating measures presented herein are based on estimates. The measures are noted as estimates where presented and include: (1) estimated gross profit on gross new sales (bookings); (2) estimated capital expenditures associated with gross new sales (bookings); (3) estimated payback period on gross new sales (bookings)(calculated); (4) estimated commitments of speculative capital expenditures; and (5) estimated timing of service activation pipeline conversion. Rounding Components may not sum due to rounding. 5 FY 1Q 2013 Supplemental Earnings Information

# Other Notes

## Reporting Segments

The Company's segments (also referred to herein as business units) are aligned to our product offerings and currently consist of the following:

- Zayo Bandwidth ("ZB") offers lit bandwidth infrastructure services
- Zayo Colocation ("zColo") provides colocation and inter-connection transport services.
- Zayo Fiber Solutions ("ZFS") is dedicated to marketing and supporting dark fiber related services.

With the acquisitions of 360Networks and most recently AboveNet, the Company's lit bandwidth infrastructure services have grown considerably in scale and have become more comprehensive and diverse. As a result, the Company is in the process of further segmenting the ZB unit into its component products.

As the Company completes this re-organization, it is probable that the Company's reporting segments will increase to include the component products currently reported in aggregate in the ZB reporting segment.



Reporting Segments
Current
Zayo Fiber Solutions
Zayo Bandwidth
Zayo Colocation
Future
Zayo Fiber Solutions
Zayo Mobile Infrastructure Group
Zayo Wavelength Services
Zayo Sonet Services
Matt Erickson
Zayo Ethernet Services
Zayo IP Services
Zayo Colocation
Chris Morley

FY 1Q 2013 Supplemental Earnings Information 6
New Invested Capital New Indebtedness On July 2, 2012, the Company issued $750.0 million aggregate principal amount of 8.125% senior secured first-priority notes due 2020 and $500.0 million aggregate principal amount of 10.125% senior unsecured notes due 2020 (collectively, the "Notes Offering"). The Company also entered into a new $250.0 million senior secured revolving credit facility (the "New Revolving Credit Facility"), and a new $1,620.0 million senior secured term loan facility which accrues interest at floating rates (the "New Term Loan Facility"). The effective rate on the New Term Loan Facility on September 30, 2012 was 7.125%. On August 13, 2012, the Company entered into forward-starting interest rate swap agreements with an aggregate notional value of $750.0 million, a start date of June 30, 2013 , and a maturity date of June 30, 2017. The contract states that the Company shall pay a 1.67% fixed rate of interest for the term of the agreement beginning on the start date. The counterparty will pay to the Company the greater of actual LIBOR or 1.25%, the minimum reference rate on the term loan. The Company entered into the forward-starting swap arrangements to reduce the risk of increased interest costs associated with potential future changes in LIBOR rates. On October 5, 2012, the New Revolving Credit Facility and New Term Loan Facility were amended. Among other changes, the applicable margin over base rate was reduced by 187.5 bps on both of the facilities. On October 5, 2012, the effective rate on the New Term Loan was 5.25%. Equity Contributions On July 2, 2012, in connection with the Company's acquisition of AboveNet, the Company completed a third round of equity financing in which 98,916,060.11 Class C Preferred Units were sold to new and existing investors for aggregate proceeds of $472.3 million. At the same time, all existing Preferred Units were converted into 257,548,148.92 Class C Preferred Units. Use of Proceeds A portion of the proceeds from the debt and equity contribution were used to pay the outstanding portion of the Company's existing credit facilities, to finance the cash tender offer for the Company's $350.0 million outstanding aggregate principal amount of our existing notes, to pay the cash consideration for the AboveNet acquisition, to refinance certain indebtedness of AboveNet in connection therewith, and to pay associated fees and expenses. 7 FY 1Q 2013 Supplemental Earnings Information
Spin-Off of Professional Services Business Zayo Professional Services As previously disclosed, in connection with certain business combinations, the Company may acquire assets or liabilities that support products outside of the Company's primary focus of providing bandwidth infrastructure services. On September 30, 2012, the Company completed a spin-off of the professional services business (Zayo Professional Services ("ZPS")) that was acquired as part of the July 2, 2012 acquisition of AboveNet, Inc. The Company distributed all of the assets and liabilities of ZPS on the spin-off date to its parent and accounted for the spin-off as equity transactions at carryover basis, as the transactions were considered to be between entities under common control. Management determined that it had discontinued all significant cash flows and continuing involvement with respect to ZPS's operations and therefore considers these to be discontinued operations. During the quarter ended September 30, 2012, the results of the operations of ZPS prior to the spin-off date have been aggregated and are presented in a single caption entitled, "Earnings from discontinued operations, net of income taxes" on the Company's statements of operations. The financial data and operating metrics throughout this supplemental earnings presentation do not include the spun-off ZPS business. 8 FY 1Q 2013 Supplemental Earnings Information

# AboveNet Acquisition

zayo GROUP

On March 18, 2012, the Company entered into an Agreement and Plan of Merger with AboveNet Inc. ("AboveNet"), a publicly traded company listed on the New York Stock Exchange. On July 2, 2012, the closing of the transaction contemplated by the agreement occurred, pursuant to which we acquired 100% of the outstanding capital stock of AboveNet for a purchase price of approximately $2.2 billion in cash, net of cash acquired. At the closing, each outstanding share of AboveNet common stock was converted into the right to receive $84 in cash. The acquisition was funded with debt and equity contributions – See Slide titled New Invested Capital

## AboveNet Statistics

| | July 2, 2012 AboveNet |
|---|---|
| **NETWORK STATISTICS** | |
| Metro Markets | 21 |
| Route Miles | 20,590 |
| Fiber Miles | 2,500,000 |
| On-Net Buildings | 4,000 |
| **ANNUALIZED FINANCIAL STATISTICS** *($ in millions)*[1] | |
| Revenue | $516.0 |
| Adjusted EBITDA | $251.6 |
| *% Margin* | *49%* |
| **TRANSACTION STATISTICS** *($ in millions)* | |
| Close Date | July 2, 2012 |
| Purchase Price, net of cash acquired | $2,212.5 |
| Adjusted EBITDA Multiple[2] | 8.8x |

[1] Annualized revenue and Adjusted EBITDA are based on the historical operating results of AboveNet for the three months ended June 30, 2012. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post-close

[2] In calculating the Adjusted EBITDA multiple, the purchase price of AboveNet, is divided by the annualized Adjusted EBITDA derived from the historical June 30, 2012 quarterly operating results of AboveNet

FY 1Q 2013 Supplemental Earnings Information 9

# FiberGate Acquisition

On June 4, 2012, the Company entered into an agreement to acquire 100% of the equity interest in FiberGate. On August 31, 2012, the closing of the transaction contemplated by the agreement occurred, pursuant to which the Company acquired 100% of the outstanding equity interests in FiberGate for a purchase price of $117.5 million, subject to certain post-closing adjustments. The acquisition was funded with cash on hand

## FiberGate Statistics

| | August 31, 2012 |
|---|---|
| | FiberGate |
| **NETWORK STATISTICS** | |
| Metro Markets | 5 |
| Route Miles | 779 |
| Fiber Miles | 183,000 |
| On-Net Buildings | 317 |
| **ANNUALIZED FINANCIAL STATISTICS** *($ in millions)*[1] | |
| Revenue | $15.8 |
| Adjusted EBITDA | $11.4 |
| *% Margin* | *72%* |
| **TRANSACTION STATISTICS** *($ in millions)* | |
| Close Date | August 31, 2012 |
| Purchase Price, net of cash acquired | $117.5 |
| Adjusted EBITDA Multiple[2] | 10.3x |

[1] Annualized revenue and Adjusted EBITDA are based on the historical operating results of FiberGate for the three months ended June 30, 2012. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post-close

[2] In calculating the Adjusted EBITDA multiple, the full purchase price of FiberGate is divided by the annualized Adjusted EBITDA derived from the historical June 30, 2012 quarterly operating results of FiberGate

FY 1Q 2013 Supplemental Earnings Information 10
USCarrier Acquisition 11 FY 1Q 2013 Supplemental Earnings Information US Carrier Statistics On August 15, 2012, the Company entered into a Unit Purchase Agreement with the owners of USCarrier Telecom Holdings LLC ("USCarrier") to purchase all remaining ownership units of USCarrier. On October 1, 2012 the closing of the transaction contemplated by the agreement occurred and the Company now owns 100% of the equity interests in USCarrier. As of June 30, 2012, the Company owned approximately 49% of the equity interest in USCarrier. In the historical periods presented since the acquisition of AFS and its interest in USCarrier, the Company accounted for the 49% interest in US Carrier using the cost method, therefore the results of operations of USCarrier were not previously reported in the Company's statement of operations. Subsequent to the October 1, 2012 closing, the Company will recognize 100% of the USCarrier results in the company's consolidated statement of operations 1 Annualized revenue and Adjusted EBITDA are based on the operating results of the entire USCarrier business for the three months ended September 30, 2012. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close 2 Included in the implied purchase price, net of cash acquired, is the carrying value of the Company's initial 49% investment in US Carrier plus the $15.9M net cash consideration paid for the remaining 51% interest 3 In calculating the Adjusted EBITDA multiple, the implied purchase price of US Carrier is divided by the annualized Adjusted EBITDA derived from the historical September 30, 2012 quarterly operating results of US Carrier
First Telecom Services Purchase Agreement 12 FY 1Q 2013 Supplemental Earnings Information First Telecom Services Statistics 1 Annualized revenue and Adjusted EBITDA are based on the operating results of First Telecom for the three months ended September 30, 2012. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close 2 In calculating the Adjusted EBITDA multiple, the full purchase price of First Telecom is divided by the annualized Adjusted EBITDA derived from the historical September 30, 2012 quarterly operating results of First Telecom On October 12, 2012, the Company entered into an agreement to acquire 100% of the equity interest in First Telecom Services, LLC ("First Telecom") a subsidiary of First Communications, Inc. First Telecom provides dark fiber, lit transport, and construction services. The $110M purchase price, subject to post-closing adjustments, will be funded with cash on hand
Weighted Avg Multiple = 9.3x Pre-Synergy and 6.8x Post Synergy 13 Acquisition History1 Average age of investment (weighted by size, in years): 1.3 years 0.8 years FY 1Q 2013 Supplemental Earnings Information 1 LQA Revenue/EBITDA have been adjusted for purchase accounting adjustments and intercompany eliminations. Synergies are based on the planned cost savings at the time of close * Indicates Purchase Price and LQA Revenue/Adjusted EBITDA were adjusted for value attributed to OVS/ZEN/ZPS spin-offs
Consolidated Financial Data 14 FY 1Q 2013 Supplemental Earnings Information Financial Data 1 The three months ended September 30, 2012 include one month of operating results from the FiberGate acquisition and three months of operating results from the AboveNet acquisition. Adjusting for the effect of these acquisitions as if they had occurred July 1, 2012, the annualized revenue decline and Adjusted EBITDA growth rates for the three months ended September 30, 2012 are estimated to be (2%) and 13%
Pro-Forma Annualized Growth 15 FY 1Q 2013 Supplemental Earnings Information Zayo Group Adjusted EBITDA Growth1 Adjusted EBITDA Associated with Other Revenue Zayo AboveNet millions Annualized Adjusted EBITDA Growth: millions 13% 1 Adjusted EBITDA of acquired entities is net of estimated purchase accounting adjustments. See Adjusted EBITDA Reconciliation on the slide titled "Pro-forma Growth Reconciliation"
Net Earnings Stratification 16 millions Net Income/(loss) from Continuing Operations millions Net Earnings EBITDA Interest expense Provision for income tax Depreciation and amortization Other add backs1 Other Add Backs millions Income from continuing operations Income from discontinued operations, net of tax Stock-based compensation Other interest and income Other expense (including debt extinguishment) Transaction costs Loss/(gain) on operating assets FY 1Q 2013 Supplemental Earnings Information 1 1 Other add backs include other income/(expense), transaction costs, stock-based compensation, and other non-operating income/(expense) including loss on extinguishment of debt and unrealized gain/(loss ) on foreign currency exchange
Cash Flow Stratification 17 millions millions millions Net Increase/(Decrease) in Cash and Cash Equivalents millions Ending Cash Balance Cash from operating activities Cash from financing Cash from investing Cash from discontinued operations millions Net Cash Provided by/(Used in) Investing Activities Cash outflows for fixed asset purchases Acquisition related Cash outflows for purchases of property and equipment Additions to Deferred Revenue Net Cash Provided by/(Used in) Financing Activities Senior debt, notes payable, revolving credit, and Principal repayments on capital Payment of deferred debt issuance costs Equity contributions Other financing activities Cash from operations Cash outflows for purchases of property and equipment Measure of cash flow before acquisitions and financings Measure of CAPX +/- IRUs FY 1Q 2013 Supplemental Earnings Information millions "Cash Provided by Operating Activities" less "Cash Outflows for Purchases of Property and Equipment" "Cash Outflows for Purchases of Property and Equipment" less "Additions to Deferred Revenue" Effect if changes in foreign exchange rates on cash
Consolidated Invested Capital Ratio 18 FY 1Q 2013 Supplemental Earnings Information Invested Capital 1 For the three months ended September 30, 2012, the increase in member's interest is primarily due to an additional $337.2 million in equity which was contributed to the Company on July 2, 2012 in connection with the acquisition of AboveNet. Offsetting the increase was a reduction to member's interest resulting from the spin-off of ZPS. The net assets of ZPS on the spin-off date of $26.7 million resulted in a reduction to member's interest in the same amount
Segment Financial Data 19 FY 1Q 2013 Supplemental Earnings Information Segment Data 1 Represents intercompany eliminations associated with transactions with ZPS 1
Invested Capital Ratio by Business Unit 20 Invested Capital FY 1Q 2013 Supplemental Earnings Information 1 Represents intercompany eliminations associated with transactions with ZPS 1
Acquired and Organic Revenue Growth 8% Organic Revenue Growth (Date Weighted CAGR) Cumulative Acquired Revenue Annualized Organic Revenue 2 The Company acquired annualized revenue through Sep-08 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS Incremental Acquired Revenue 1 3 3 4 5 6 7 3 Fibernet 4 AGL Networks & Dolphini 5 AFS 6 360Networks (1 month only) 7 360Networks (2 months) & MarquisNet 1 CAGR based on establishing a weighted average date based on acquisition date and revenue 2 8 Arialink (2 months) Organic vs. Inorganic Revenue Growth 21 9 9 Arialink (1 month), AboveNet, FiberGate (1 month) FY 1Q 2013 Supplemental Earnings Information millions Organic growth is a derived figure calculated as the difference between reported Revenue (annualized) and cumulative acquired Revenue
Cumulative Acquired EBITDA Annualized Organic EBITDA growth Adjusted EBITDA Growth Adjusted EBITDA Margin 22% Organic EBITDA Growth - 52% with Synergies (Date Weighted CAGR)1 Planned Synergies Incremental Acquired EBITDA 2 2 3 4 5 6 2 Fibernet 3 AGL Networks & Dolphini 4 AFS 5 360Networks (1 month only) 6 360Networks (2 months) & Marquisnet 1 CAGR based on establishing a weighted average date based on acquisition date and EBITDA 7 Arialink (2 months) 7 Organic vs. Inorganic Adjusted EBITDA Growth 22 8 Arialink (1 month), AboveNet, FiberGate (1 month) FY 1Q 2013 Supplemental Earnings Information millions Organic growth is a derived figure calculated as the difference between reported Adjusted EBITDA (annualized) and cumulative acquired Adjusted EBITDA plus Planned (not necessarily realized) Synergies
Stratification of Revenue 23 millions millions millions millions MRR and MAR on the Last Day of the Quarter MRR on the last day of the quarter MAR of the last day of the quarter millions Revenue Stratification FY 1Q 2013 Supplemental Earnings Information MRR Usage MAR Other Revenue MAR - Upfront Charges MAR - IRU 1 For the three months ended September 30, 2012 MRR and MAR on the last day of the quarter include $41.1 million and $1.1 million of MRR, and $1.3 million and $0.2 million of MAR, for AboveNet and FiberGate, respectively 1
Stratification of Adjusted EBITDA 24 millions FY 1Q 2013 Supplemental Earnings Information millions Adjusted EBITDA Associated with Other Revenue Stratification of Adjusted EBITDA Adjusted EBITDA Stratification Adjusted EBITDA associated with Credits and Adjustments Adjusted EBITDA associated with Early Termination Revenue and Revenue from a Fiber Asset Sale Adjusted EBITDA associated with Other Revenue Adjusted EBITDA excluding Other Revenue
Gross New Sales (Bookings) 25 FY 1Q 2013 Supplemental Earnings Information Gross New Sales (Bookings) Gross New Sales (Bookings) Estimated Gross Profit and Gross Profit Percentage on Gross New Sales (Bookings) Estimated Capital and Upfront Expenditures associated with Gross New Sales (Bookings) less Upfront Charges Estimated Payback Period associated with Gross New Sales (Bookings) thousands thousands millions months MRR and MAR Monthly Gross Profit Est. Gross Profit =
26 FY 1Q 2013 Supplemental Earnings Information Estimated Capital and Upfront Expenditures and Gross New Sales (Bookings) IRU and Upfront Charges Contract Value = Gross New Sales (Bookings) - IRU and Upfront Charges Gross New Sales (Bookings) from IRUs Gross New Sales (Bookings) Upfront Charges Gross New Sales (Bookings) Other Charges (Construction Services, Other) millions Estimated Expenditures associated with Gross New Sales (Bookings) millions Capital Expenditures Estimated Capital and Upfront Expenditures and Gross New Sales (Bookings) IRU and Upfront Charges Estimated Capital Expenditures associated with Gross New Sales (Bookings) Estimated Upfront Expenditures and Capitalized Labor Associated with Gross New Sales (Bookings) Gross New Sales (Bookings) Assets
Stratification of Gross New Sales (Bookings) 27 FY 1Q 2013 Supplemental Earnings Information Gross New Sales (Bookings) Stratification
Stratification of Speculative Projects FY 1Q 2013 Supplemental Earnings Information 28 Speculative Capital Expenditure Commitments 1 For the three months ended September 30, 2012, Speculative Capital Expenditure Commitments include $5 thousand of Gross New Sales (Bookings) and $1.5 million of capital associated with a customer project with a negative payback
Quota Bearing Headcount (QBHC) FY 1Q 2013 Supplemental Earnings Information 29 Quota Bearing Headcount Quota Bearing Headcount Monthly Average Gross New Sales (Bookings) per QBHC thousands Headcount Gross New Sales (Bookings) MRR and MAR
Installation and Churn Processed 30 FY 1Q 2013 Supplemental Earnings Information Installation and Churn Processed Net Installations Gross Profit from Net Installations thousands thousands thousands thousands MRR and MAR MRR and MAR MRR and MAR Monthly Gross Profit Est. Gross Profit = Est. Gross Profit = Est. Gross Profit = Gross Installations Churn Processed
Breakdown of Installations and Churn Processed Installation and Churn Processed 31 FY 1Q 2013 Supplemental Earnings Information Gross Installations thousands Churn Processed thousands MRR and MAR MRR and MAR Churn =
Price Changes and Renewals Price Increases Net Contract Value Associated with Price Changes and Renewals Price Decreases thousands millions thousands MRR Contract Value MRR Price Changes Net of Price Increases and Price Decreases thousands MRR 32 FY 1Q 2013 Supplemental Earnings Information Price increases as % of MRR = Price decreases as % of MRR = Price Increases MRR before Price Increases Price Decreases MRR before Price Decreases Renewals (Where there is no price change) MRR Net Contract Value associated with Price Decreases Net Contract Value associated with Renewals Net Contract Value associated with Price Increases thousands
Upgrades Upgrades Gross Installations Associated with Upgrades Average % Increase in Monthly Recurring Revenue Associated with Upgrades thousands thousands thousands Churn Processed Associated with Upgrades Net Installations Associated with Upgrades 33 FY 1Q 2013 Supplemental Earnings Information MRR and MAR MRR and MAR MRR and MAR % Change in MRR and MAR Contract Value = Contract Value = Contract Value = 1 1 Churn Processed Associated with Upgrades may occur in a different fiscal quarter than the Gross Installations Associated with Upgrades. On this slide, the timing of Churn Processed Associated with Upgrades is reported in the same quarter as the corresponding Gross Installation Associated with Upgrades, rather than being reported in the period in which the Churn was processed
Service Activation and Churn Pipeline 34 FY 1Q 2013 Supplemental Earnings Information Service Activation and Churn Pipeline Service Activation Pipeline Estimated Timing of Service Activation Pipeline Churn Pipeline Net Installation Pipeline millions millions millions MRR and MAR MRR MRR and MAR millions Gross Profit = Gross Profit = Gross Profit = Service Orders - MRR Service Orders - MAR Revenue Commitments Implied Average Days to Install = MRR and MAR
Revenue Under Contract 35 FY 1Q 2013 Supplemental Earnings Information Revenue Under Contract Revenue Under Contract millions Average Remaining Contract Term Months
Employee Data FY 1Q 2013 Supplemental Earnings Information 36 Employee Data Number of Employees Employee Related SG&A thousands millions thousands Headcount Financial Statement Revenue SG&A SG&A % of Revenue = Annualized Revenue per Employee Annualized Employee Related SG&A per Employee
Customer Verticals and Product Mix 37 FY 1Q 2013 Supplemental Earnings Information Customer Verticals and Product Mix
Customer Concentration 38 FY 1Q 2013 Supplemental Earnings Information Customer Concentration % of MRR Customer #1 Customer #2 Customer #3 Top 20 Top 10 Top 5
Customer and Unit Metrics Customer and Unit Metrics Number of Customers Number of Units (MRR and MAR)/Unit 39 FY 1Q 2013 Supplemental Earnings Information Customers MRR and MAR MRR and MAR Units (MRR and MAR)/Customer thousands thousands thousands 1 For the three months ended September 30, 2012, Zayo added 1,965 new customers with the AboveNet acquisition and 33 new customers with the FiberGate acquisition 1 2 For the three months ended September 30, 2012, Zayo added 8,158 units with the AboveNet acquisition 2

# Pricing Trends[1] – Waves



thousands
10G Waves – MRR
MRR
$15,000
$12,000
$9,000
$6,000
$3,000
$0
$1,462
$1,531
$1,776
$1,998
$3,848
$4,361
$4,742
$11,823
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12



10G Waves – Units
1,500
1,200
900
600
300
0
152
157
178
198
360
427
471
1,452
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12



thousands
10G Waves – MRR/Unit
MRR
$20
$15
$10
$5
$0
$9.6
$9.8
$10.0
$10.1
$10.7
$10.2
$10.1
$8.1
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12



thousands
2.5G Waves – MRR
MRR
$15,000
$12,000
$9,000
$6,000
$3,000
$0
$442
$486
$411
$415
$925
$933
$890
$1,273
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12



2.5G Waves – Units
1,500
1,200
900
600
300
0
51
52
45
46
97
96
92
208
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12



thousands
2.5G Waves – MRR/Unit
MRR
$20
$15
$10
$5
$0
$8.7
$9.4
$9.1
$9.0
$9.5
$9.7
$9.7
$6.1
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12



thousands
1G Waves – MRR
MRR
$15,000
$12,000
$9,000
$6,000
$3,000
$0
n/a
$45
$4,273
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12



1G Waves – Units
1,500
1,200
900
600
300
0
n/a
14
973
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12



thousands
1G Waves – MRR/Unit
MRR
$20
$15
$10
$5
$0
n/a
$3.2
$4.4
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12

[1] Increase in MRR and units for Wavelengths in the three months ended September 2012 driven primarily by acquired AboveNet base. 10G MRR and units from AboveNet were $6.9 million and 956 respectively. Average MRR per 10G unit was $10 thousand for Zayo base vs. $7.3 thousand from AboveNet. 2.5G MRR and units from AboveNet were $0.6 million and 129 respectively. Average MRR per 2.5G unit was $8.6 thousand for Zayo base vs. $4.6 thousand from AboveNet. 1G MRR and units from AboveNet were $3.7 million and 820 respectively. Average MRR per 1G unit was $3.6 thousand for Zayo base vs. $4.5 thousand from AboveNet

FY 1Q 2013 Supplemental Earnings Information
40

Pricing Trends - Ethernet FY 1Q 2013 Supplemental Earnings Information 41 thousands MRR MRR thousands thousands MRR MRR thousands thousands MRR MRR thousands GigE Full Rate (>1000Mb) - MRR/Unit Fractional GigE (101-1000Mb) - MRR/Unit
Pricing Trends - OC3, OC12, and OC48 FY 1Q 2013 Supplemental Earnings Information 42 thousands MRR MRR thousands thousands MRR MRR thousands thousands MRR MRR thousands
Pricing Trends - DS1 and DS3 FY 1Q 2013 Supplemental Earnings Information 43 thousands MRR MRR thousands thousands MRR MRR thousands millions Purchases of Property and Equipment Purchases of Property and Equipment by Driver 44 FY 1Q 2013 Supplemental Earnings Information Capital Expenditures Purchases of Property and Equipment Maintenance, Integration and Other Growth Capital Expenditures Capital Expenditures Capital Expenditures millions millions millions Purchases of Property and Equipment by Type
Network Metrics 45 FY 1Q 2013 Supplemental Earnings Information Network Metrics Fiber Network - Route Miles Fiber Network - Fiber Miles Number of On-net Buildings Number of Markets Route Miles Fiber Miles On-Net Buildings Number of Markets thousands States = 1 1
Network Metrics 46 FY 1Q 2013 Supplemental Earnings Information On-Net Buildings
Network Metrics 47 FY 1Q 2013 Supplemental Earnings Information Colocation Cabinet Utilization Billable Colocation Square Feet Colocation Cabinet Equivalents Utilized Colocation Cabinet Equivalents Square Feet Colocation Cabinet Equivalents Colocation Cabinet Equivalents Utilization =
FY 1Q 2013 Supplemental Earnings Information 48 Fiber to the Tower
1 Bandwidth/Tenant excludes Dark-Fiber sites Revenue/Tenant Fiber to the Tower (FTT) Fiber to the Tower Total FTT Towers Bandwidth/Tenant (Mbs)1 Revenue/Tower & Revenue/Tenant thousands 49 FY 1Q 2013 Supplemental Earnings Information Towers Tenants MRR and MAR Mbs Revenue/Tower Total FTT Tenants In Service Tenants/In Service Towers =
% of MRR and MAR % of MRR and MAR % of Zayo Group's Wireless Carrier MRR and MAR Fiber to the Tower (FTT) FTT MRR and MAR FTT Cumulative Capital Expenditures FTT Product Mix millions millions 50 FY 1Q 2013 Supplemental Earnings Information MRR and MAR % of FTT MRR and MAR Capital Expenditures % of Zayo Group's MRR and MAR 1 Contract Value = Fiber to the Tower 1
FTT Markets FTT Markets Mid-Atlantic includes Washington D.C., Maryland, New Jersey, Virginia, West Virginia, and Pennsylvania North Central includes Indiana, Minnesota, Kentucky, and Ohio Pacific Northwest includes Idaho, Montana, Oregon and Washington Southeast includes Tennessee, Mississippi and Georgia Southwest includes Arizona, Colorado, Nevada, New Mexico and Wyoming 51 FY 1Q 2013 Supplemental Earnings Information
FY 1Q 2013 Supplemental Earnings Information 52 Financial Data by Business Unit
Zayo Bandwidth Financial Data 53 Financial Data FY 1Q 2013 Supplemental Earnings Information 1 The three months ended September 30, 2012 include three months of operating results from acquired AboveNet business. Adjusting for the effect of the transaction as if it had occurred on April 1, 2012, the annualized revenue and Adjusted EBITDA growth rates for the three months ended September 30, 2012 were estimated to be 1% and 10%
Zayo Fiber Solution Financial Data FY 1Q 2013 Supplemental Earnings Information 54 Financial Data 1 The three months ended September 30, 2012 include one month of operating results from the acquired FiberGate business and three months of operating results from acquired AboveNet business. Adjusting for the effect of these acquisitions as if they had occurred on April 1, 2012, the annualized revenue and Adjusted EBITDA growth rates for the three months ended September 30, 2012 were estimated to be (1%) and 44%
1 The three months ended September 30, 2012 include three month of operating results from acquired AboveNet business. Adjusting for the effect of the acquisition as if it had occurred on April 1, 2012, the annualized revenue and Adjusted EBITDA growth rates for the three months ended September 30, 2012 were estimated to be (5%) and (60%) zColo Financial Data FY 1Q 2013 Supplemental Earnings Information 55 Financial Data
FY 1Q 2013 Supplemental Earnings Information 56 Historical Financial Data & Reconciliations
Consolidated Historical Financial Data 57 FY 1Q 2013 Supplemental Earnings Information Consolidated Financial Data
Consolidated Historical Reconciliations 58 FY 1Q 2013 Supplemental Earnings Information Consolidated Financial Data
59 FY 1Q 2013 Supplemental Earnings Information Segment Data Reconciliation: Net Earnings/(loss) to Adjusted EBITDA Segment Data Reconciliation 1 A reconciliation of previous quarters' segment information can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release
60 FY 1Q 2013 Supplemental Earnings Information Pro-forma Growth Reconciliation (Supporting FY 2013 Q1 Pro-forma Growth) Pro-forma Growth Reconciliation3 As discussed on the slide titled "Spin-off of Professional Services Business," on September 30th, 2012, the Company spun-off ZPS to Zayo Group Holdings. The operating results of the ZPS segment are not included in the September 30, 2012 financial data throughout this supplement. The ZPS column above removes the operating results of the ZPS business segment during the three months ended June 30, 2012. Revenue and depreciation expense have been adjusted from historical actual results to reflect the pro-forma impact of purchase price adjustments to the acquired deferred revenue, fixed assets and intangibles. Historical transactions between the two companies have been removed A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release